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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 28, 1997



                               1ST BERGEN BANCORP
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             (Exact name of registrant as specified in its charter)



        NEW JERSEY                    0-27686                    22-3409845
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)            Identification No.)



        250 VALLEY BOULEVARD, WOOD-RIDGE, NEW JERSEY             07075
        --------------------------------------------           ---------
          (Address of principal executive offices)             (Zip Code)



       Registrant's telephone number, including area code (201) 939-3400

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ITEM 5. OTHER.

     The Registrant issued a press release on October 28, 1997 announcing its third fiscal quarter 1997 earnings.


ITEM 7. EXHIBITS.

     The following exhibit is filed with this Current Report on Form 8-K.


Exhibit No.                           Description
-----------                           -----------

   99                      Press Release dated October 28, 1997.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, 1st Bergen Bancorp has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          1ST BERGEN BANCORP
                                             (Registrant)


Dated:  November 18, 1997                By: /s/ ALBERT E. GOSSWEILER
                                              ----------------------------------
                                              Albert E. Gossweiler,
                                              Executive Vice President
                                              and Chief Financial Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.                         Description                         Page No.
-----------                         -----------                         --------

    99                Press Release dated October 28, 1997.



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